UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Titan Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

TITAN PHARMACEUTICALS, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 15, 2025.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5, AND FOR "TWO YEARS" AS THE FREQUENCY FOR WHICH STOCKHOLDERS WILL HAVE A VOTE ON EXECUTIVE COMPENSATION.

1. ELECTION OF DIRECTORS

Nominees:
Avraham Ben-Tzvi
Brynner Chiam
Francisco Osvaldo Flores Garcia
Firdauz Edmin Bin Mokhtar
Gabriel Loh

WITHHOLD AUTHORITY to vote for all nominees listed at left	FOR all nominees listed at left (except as marked to the contrary below)
☐	☐

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee's name in the space provided below.

____

	FOR	AGAINST	ABSTAIN
2. APPROVAL OF THE ISSUANCE PROPOSAL.	☐	☐	☐
3. APPROVAL OF THE 2015 PLAN AMENDMENT.	☐	☐	☐
4. RATIFICATION OF ENROME LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.	☐	☐	☐
5. APPROVAL OF OUR EXECUTIVE COMPENSATION (SAY-ON-PAY).	☐	☐	☐

	EVERY ONE YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
6. FREQUENCY OF SAY-ON-PAY VOTE.	☐	☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**, 2025.**

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders Of Titan Pharmaceuticals, Inc. to be held on June 16, 2025

The proxy statement is available at https://www.cstproxy.com/titanpharm/am2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

TITAN PHARMACEUTICALS, INC.

TO BE HELD ON JUNE 16, 2025

The undersigned appoints Chay Weei Jye and Brynner Chiam, and each of them, attorneys and agents with full power of substitution, is hereby authorized to vote all of the shares of common stock of Titan Pharmaceuticals, Inc. (the "Company") which the undersigned would be entitled to vote, if personally present, at the upcoming Annual Meeting of Stockholders of the Company scheduled to be held at the offices of Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, 15th Floor, New York, New York 10019 on Monday, June 16, 2025 at 9:00 a.m. (EST) (including any adjournments or postponements thereof and any meeting called in lieu thereof, the "Annual Meeting").

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Meeting and Proxy Statement and a copy of the Company's Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2024.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" WITH RESPECT TO PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 , 4 AND 5 AND FOR "EVERY TWO YEARS" AS THE FREQUENCY FOR WHICH STOCKHOLDERS WILL HAVE A VOTE ON EXECUTIVE COMPENSATION.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE